Exhibit 99.24

MBNA MASTER CREDIT CARD TRUST II SERIES 1997-B

KEY PERFORMANCE FACTORS
July 31, 1997



        Expected B Maturity                                         3/15/12


        Blended Coupon                                              5.9132%



        Excess Protection Level
          3 Month Average   4.59%
          July, 1997   4.50%
          June, 1997   4.85%
          May, 1997   4.43%


        Cash Yield                                  17.53%


        Investor Charge Offs                         4.92%


        Base Rate                                    8.11%


        Over 35 Day Delinquency                      4.47%


        Seller's Interest                           18.18%


        Total Payment Rate                          14.22%


        Total Principal Balance                     $30,179,392,749.44


        Investor Participation Amount               $1,000,000,000.00


        Seller Participation Amount                 $5,486,155,230.95